UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 7, 2017 (March 1, 2017)

INVESTORS REAL ESTATE TRUST

(Exact name of Registrant as specified in its charter)

North Dakota	001-35624	45-0311232
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 31st Avenue SW, Suite 60
Post Office Box 1988
Minot, ND 58702-1988

(Address of principal executive offices) (Zip code)

(701) 837-4738

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.                                        Completion of Acquisition or Disposition of Assets.

As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on August 31, 2016, IRET Properties, a North Dakota Limited Partnership and the operating partnership of Investors Real Estate Trust (“Company”), and various of its subsidiaries (collectively, “IRET”) entered into six separate Agreements for Sale and Purchase of Property (collectively, the “Agreements”) to sell 26 senior housing properties and one multifamily property located in MN, MT, NE, ND, SD and WY (collectively, “Properties”) for approximately $236.0 million in cash, with Edgewood Properties Management LLC, Edgewood Properties, LLP and various of its affiliates and subsidiaries who are tenants that leased and operated the properties (collectively, “Buyer”).

As of March 1, 2017, IRET completed the sales of 23 of the Properties pursuant to four of the Agreements for a combined sales price of $185.6 million. The sales pursuant to the remaining two Agreements are expected to be completed no later than April 28, 2017, although such sales remain subject to customary closing conditions and, accordingly, no assurances can be given as to the timing or successful completion of the sales of these remaining Properties.

The above description of the Agreements is a summary only and is qualified in its entirety by reference to the full text of the Agreements, copies of which were previously filed as Exhibits 10.1 through 10.6 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on December 12, 2016, and are incorporated herein by reference.

In connection with the completion of the sales pursuant to the four Agreements and the assumed closing of the sales pursuant to the remaining two Agreements, the Company is filing, as Exhibit 99.1 hereto, pro forma financial information, which is incorporated herein by reference.

Item 7.01.                                        Regulation FD Disclosure.

On March 7, 2017, the Company issued a press release announcing the status of the closings of the Agreements, as described above under Item 2.01, among other things, which is attached hereto as Exhibit 99.2 (“Press Release”), and is hereby incorporated by reference.

The information set forth in this Item 7.01, including Exhibit 99.2, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except as expressly provided by specific reference in such a filing.

Item 9.01                                           Financial Statements and Exhibits

(b)                                 Pro forma financial information. The following pro forma financial information reflecting the sales described above is filed herewith as Exhibit 99.1:

•                  Unaudited Pro Forma Condensed Consolidated Balance Sheet as of October 31, 2016

•                  Notes to Unaudited Pro Forma Financial Information

(d)                                 Exhibits. The following exhibits are being filed or furnished, as applicable, herewith.

Exhibit
Number	Description

99.1	Unaudited Pro Forma Financial Information.

99.2	Press Release dated March 7, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS REAL ESTATE TRUST

Date: March 7, 2017	By:	/s/ Timothy P. Mihalick
Timothy P. Mihalick
Chief Executive Officer